Van Kampen Municipal Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2005 - April 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  NYC   11/2/    -     $96.22 $800,00  4,000,    0.50%  0.42%   Citigr  Citigr
Indust    05                   0,000     000                     oup,     oup
 rial                                                           Goldma
Develo                                                            n,
 pment                                                          Sachs
Revenu                                                          & Co.,
   e                                                            Merril
Americ                                                            l
  an                                                            Lynch
Airlin                                                          & Co.,
  es                                                            JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.
Massac  3/3/0    -     $106.0 $486,32  3,500,    0.72%  0.36%   Citigr    UBS
husett    6              6     0,000     000                     oup,
   s                                                            Bear,
 Water                                                          Stearn
Resour                                                           s &
  ces                                                            Co.
Author                                                          Inc.,
  ity                                                           Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                 ates